EXHIBIT 10.4(c)

REAFFIRMATION AGREEMENT

REAFFIRMATION AGREEMENT, dated as of December 18, 2012 (this “Agreement”), among CINEMARK USA, INC. (the “Borrower”), CINEMARK HOLDINGS, INC., (“Parent”), and the undersigned Subsidiaries of the Borrower (the “Subsidiary Guarantors” and together with Partent and the Borrower, the “Reaffirming Parties” and individually each a “Reaffirming Party”) and BARCLAYS BANK PLC, as administrative agent (the “Administrative Agent”) under the Amendment and Restatement referred to below. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Amendment and Restatement.

WHEREAS, the Borrower, the lenders from time to time parties thereto (the “Existing Lenders”), the Administrative Agent and the other agents party thereto have entered into the Credit Agreement, dated as of October 5, 2006 (as amended, supplemented and otherwise modified prior to the date hereof, the “Existing Credit Agreement”);

WHEREAS, the Borrower, certain of the Existing Lenders and the Administrative Agent have agreed to amend and restate the Existing Credit Agreement (the “Amendment and Restatement”);

WHEREAS, Parent, the Borrower and each Subsidiary Guarantor are parties to the Guarantee and Collateral Agreement, dated as of October 5, 2006 (the “Guarantee and Collateral Agreement”);

WHEREAS, pursuant to the Guarantee and Collateral Agreement, Parent, the Borrower and each Subsidiary Guarantor have guaranteed the Obligations and pursuant to the Security Documents, each Reaffirming Party has granted in favor of the Administrative Agent a security interest or lien in the collateral as described in each Security Document;

WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the Amendment and Restatement becoming effective and the consummation of the transactions contemplated thereby; and

WHEREAS, the execution and delivery of this Agreement is a condition precedent to the effectiveness of the Amendment and Restatement.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Reaffirmation. Each of the Reaffirming Parties hereby (i) consents to the Amendment and Restatement and the transactions contemplated thereby, (ii) confirms its respective guarantees, pledges, grants of security interests and liens, acknowledgments, obligations and consents under the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party and agrees that notwithstanding the effectiveness of the Amendment and Restatement and the consummation of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and liens, acknowledgments, obligations and consents shall continue to be in full force and effect, and (iii) ratifies the Guarantee and Collateral Agreement and the other Loan Documents to which it is a party.

SECTION 2. Grant of Security Interest. Subject to the terms of the Guarantee and Collateral Agreement, each of the Reaffirming Parties hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in and liens on the Collateral now owned or at any time hereafter acquired by such Reaffirming Party or in which such Reaffirming Party now has or at any time in the future may acquire any right, title or interest (subject to the exclusions set forth in the proviso to Section 3 of the Guarantee and Collateral Agreement) as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Reaffirming Party’s Obligations.

SECTION 3. Amendment and Restatement. On and after the Restatement Closing Date, (i) each reference in the Guarantee and Collateral Agreement or other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Existing Credit Agreement as amended and restated by the Amendment and Restatement (as such agreement may be amended, modified or supplemented and in effect from time to time) and (ii) the definition of any term defined in the Guarantee and Collateral Agreement or any other Loan Document by reference to the terms defined in the “Credit Agreement” shall be amended to be defined by reference to the defined term in the Existing Credit Agreement as amended and restated by the Amendment and Restatement (as such agreement may be amended, modified or supplemented and in effect from time to time).

SECTION 4. Loan Document. This Agreement is a Loan Document and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement as amended and restated by the Amendment and Restatement (as such agreement may be amended, modified or supplemented and in effect from time to time).

SECTION 5. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

SECTION 6. No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the Amendment and Restatement shall extinguish the obligations outstanding under the Existing Credit Agreement, the Guarantee and Collateral Agreement and the other Security Documents or discharge or release the lien or priority of the other Security Documents. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Existing Credit Agreement as amended and restated by the Amendment and Restatement, the Guarantee and Collateral Agreement or the other Security Documents or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith. Nothing implied in this Agreement, the Existing Credit Agreement, the Amendment and Restatement, the Guarantee and Collateral Agreement and the other Security Documents or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of any of Parent, Borrower, or any other Loan Party from any of its obligations and liabilities as a “Borrower,” “Guarantor,” “Subsidiary Guarantor,” “Loan Party” or “Grantor” under the Existing Credit Agreement, the Guarantee and Collateral Agreement or the other Security Documents. Each of the Existing Credit Agreement, the Guarantee and Collateral Agreement and the other Security Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or in connection herewith.

SECTION 7. Applicable Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Consent to Jurisdiction. Each party hereto hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Holdings or the Borrower, as the case may be, at its address set forth in Section 10.2 of the Existing Credit Agreement, as amended and restated by the Amendment and Restatement, or such other address of which the Administrative Agent shall have been notified pursuant thereto, dated as of the date hereof and in accordance therewith;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not permitted by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, indirect, exemplary, punitive or consequential damages.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered as of the date first above written.

CINEMARK HOLDINGS, INC.

By:
Title:

CINEMARK, INC.

By:
Title:

CENTURY THEATRES NG, LLC

By:
Title:

CENTURY THEATRES SEATTLE, LLC

By:
Title:

CENTURY THEATRES SUMMIT SIERRA, LLC

By:
Title:

CENTURY THEATRES, INC.

By:
Title:

CINEARTS SACRAMENTO, LLC

By:
Title:

CINEARTS, LLC

By:
Title:

CORTE MADERA THEATRES, LLC

By:
Title:

MARIN THEATRE MANAGEMENT, LLC

By:
Title:

NORTHBAY THEATRES, LLC

By:
Title:

NOVATO THEATRES, LLC

By:
Title:

SAN RAFAEL THEATRES, LLC

By:
Title:

SUNNYMEAD CINEMA CORP.

By:
Title:

CNMK INVESTMENTS, INC.

By:
Title:

CINEMARK CONCESSIONS, LLC

By:
Title:

CINEMARK PARTNERS I, INC.

By:
Title:

CINEMARK PROPERTIES, INC.

By:
Title:

CNMK TEXAS PROPERTIES, LLC

By:
Title:

GREELEY HOLDINGS, INC.

By:
Title:

MULTIPLEX SERVICES, INC.

By:
Title:

TRANS TEXAS CINEMA, INC.

By:
Title: